UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2014

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

149 COMMONWEALTH DRIVE, SUITE 2070
MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

       On May 9, 2014, Geron Corporation (the “Company” or “Geron”) announced the record date (the “Record Date”) for the distribution to Geron stockholders of the Asterias Series A common stock that Geron received in the previously announced transaction to divest Geron’s human embryonic stem cell assets and autologous cellular immunotherapy program to Asterias Biotherapeutics, Inc. (formerly known as BioTime Acquisition Corporation) (“Asterias”). The Record Date set by the Company’s Board of Directors was May 28, 2014.

       As previously announced, under the terms of the Asset Contribution Agreement with BioTime, Inc. (NYSE: BTX) and Asterias, dated January 4, 2013 (the “Agreement”), which closed on October 1, 2013, Asterias issued to Geron 6,537,779 shares of Asterias Series A common stock as consideration for Geron’s contribution to Asterias of its human embryonic stem cell assets and autologous cellular immunotherapy program. Under the terms of the Agreement and subject to applicable law, Geron is contractually obligated to distribute all of the shares of Asterias Series A common stock to Geron stockholders of record as of the Record Date on a pro rata basis (the “Series A Distribution”), other than with respect to fractional shares and shares that would otherwise be distributed to Geron stockholders residing in certain excluded jurisdictions, which shares, as required by the Agreement, will be sold for cash at prevailing market prices with the net cash proceeds therefrom distributed ratably to Geron stockholders who would otherwise be entitled to receive such shares.

       The Nasdaq Stock Market has set July 22, 2014 as the ex-dividend date (the “Ex-Dividend Date”) for the Series A Distribution. In order to receive shares of Asterias Series A common stock or cash in the Series A Distribution, Geron stockholders as of the Record Date must hold their shares of Geron common stock through the Ex-Dividend Date.

       Based on the number of shares of Geron common stock outstanding as of the Record Date (156,924,100 shares), for each share of Geron common stock held by a Geron stockholder, such Geron stockholder will receive approximately 0.0417 of a share of Asterias Series A common stock in the Series A Distribution, or cash in lieu thereof as described above. This ratio equates to one whole share of Asterias Series A common stock for approximately every 24 shares of Geron common stock.

       Asterias has been advised that trading of Asterias Series A common stock is expected to begin on a “when issued” basis on July 21, 2014 on the OTCBB under the ticker symbol ASTYV. “When-issued” trading refers to a sale or purchase made conditionally because the security has been authorized, but not yet issued. All trades that take place on a “when issued” basis are expected to settle three business days after the completion of the Series A Distribution, which is expected to occur within the next one to several weeks. There can be no assurance that an active public market for either the Asterias Series A common stock or BioTime Warrants (as defined below) will ever develop. Geron stockholders are cautioned that any value that Geron stockholders may ascribe to the Asterias Series A common stock or the related BioTime Warrants is highly speculative.

       Geron is distributing the shares of Asterias Series A common stock pursuant to a registration statement on Form S-1, File No. 333-187706 (the “Registration Statement”), filed by Asterias under the U.S. Securities Act of 1933, as amended. The Registration Statement and the prospectus included therein (the “Prospectus”) contain important information about Asterias, the Asterias Series A common stock and the Series A Distribution. As described therein, Asterias is a newly organized, development stage company in the start-up phase, and has only recently commenced its primary product development programs. Geron stockholders should read the Registration Statement and the Prospectus carefully, including the Risk Factors section of the Prospectus for further information about Asterias and the risks of owning Asterias Series A common stock. The Registration Statement and a final Prospectus, which may be amended from time to time, are available at the website maintained by the Securities and Exchange Commission at http://www.sec.gov. A copy of the Prospectus may be obtained from Asterias upon request to their Chief Financial Officer at 230 Constitution Drive, Menlo Park, CA 94025 or contacting their investor relations representative at InvestorRelations@asteriasbio.com.

       Following completion of the Series A Distribution by Geron, Asterias is contractually obligated under the Agreement to distribute on a pro rata basis to the holders of Asterias Series A common stock five-year warrants to purchase eight million shares of BioTime common stock at an exercise price of $5.00 per share (the “BioTime Warrants”). The BioTime Warrants were issued to Asterias by BioTime upon the close of the asset contribution transaction pursuant to the Agreement.

Use of Forward-Looking Statements

       Except for the historical information contained herein, this Current Report on Form 8-K contains forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements in this Current Report on Form 8-K regarding: (a) any value to Geron stockholders of the Asterias Series A common stock and the BioTime Warrants; (b) Geron’s plans or expectations for the timing and completion of the Series A Distribution and the BioTime Warrants to be distributed as contemplated by the Asset Contribution Agreement; (c) Geron’s payment of cash in lieu of fractional and other shares; and (d) ability to trade the Asterias Series A common stock upon the completion of the Series A Distribution, constitute forward-looking statements. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation: (i) the possibility that Geron stockholders may realize little or no value from the Asterias Series A common stock and/or the BioTime Warrants; (ii) the possibility that Geron stockholders may incur tax liabilities, but be unable to realize value from any Asterias Series A common stock distributed by Geron and/or the BioTime Warrants to be distributed by Asterias; (iii) the potential inability of Geron to complete the Series A Distribution or of Asterias to distribute the BioTime Warrants, as well as the payment of cash in lieu of fractional and other shares, in a timely manner or at all, including as a result of the failure of BioTime and/or Asterias to maintain required federal and state registrations and qualifications necessary to enable the Series A Distribution, the BioTime Warrants distribution, and related transactions; (iv) that the U.S. federal income tax laws are complex and subject to change at any time, possibly with retroactive effect, and the U.S. federal income tax treatment for the receipt of Asterias Series A common stock are highly dependent on a holder’s particular situation; (v) the possibility of litigation that could arise as a result of or in connection with the Series A Distribution, the BioTime Warrants distribution and related transactions, as well as the asset contribution transaction itself, including litigation arising from the possibility that Geron stockholders may realize little or no value from the Asterias Series A common stock and/or the BioTime Warrants; and (vi) that there is no active public market for the Asterias Series A common stock, nor any existing public market for the BioTime Warrants, nor may any active or existing public market for such securities ever develop. Additional information and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in Geron’s periodic reports filed with the SEC under the heading “Risk Factors,” including Geron’s quarterly report on Form 10-Q for the quarter ended March 31, 2014. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, Geron disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: July 21, 2014	By:	/s/ Olivia Bloom
Olivia K. Bloom
Executive Vice President, Finance,
Chief Financial Officer